       LEGG MASON
       -------------------------------------------------------------------------
       OPPORTUNITY TRUST

                 ---------------------------------------------------------------
                                      ANNUAL REPORT TO SHAREHOLDERS
                                      December 31, 2002
                                      Institutional Class


                                      [LEGG MASON FUNDS LOGO]

                 ---------------------------------------------------------------

To Our Shareholders,

  We are pleased to provide you with Legg Mason Opportunity Trust's annual report for the year ended December 31, 2002.

  The following table summarizes key statistics for the Institutional Class of shares of the Fund, along with some comparative indices, as of December 31, 2002:

                                                                Total Returns(A)
                                                              --------------------
                                                              3 Months   12 Months
                                                              --------   ---------
Opportunity Trust Institutional Class                         +19.34%     -14.58%
Dow Jones Industrial Average(B)                               +10.60%     -15.01%
S&P 500 Stock Composite Index(C)                               +8.44%     -22.10%
Value Line Index(D)                                            +7.90%     -28.75%

  Bill Miller, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages.

  Ernst & Young LLP, the Fund's independent auditors, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2002, are included in this report.

                                          Sincerely,

                                          /s/ MARK R. FETTING

                                          Mark R. Fetting
                                          President

January 21, 2003

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small- capitalization companies.

Portfolio Manager's Comments

Legg Mason Opportunity Trust

  The table below shows cumulative total returns for the Fund and some comparative indices for the fourth quarter of 2002 and various periods ended December 31, 2002:

                                        FOURTH
                                        QUARTER     ONE        SINCE
                                         2002      YEAR     INCEPTION(A)
-------------------------------------------------------------------------------------
Opportunity Trust Institutional
  Class(B)                              +19.34%   -14.58%      -16.85%

S&P 500 Stock Composite Index(C)         +8.44%   -22.10%      -37.34%
Dow Jones Industrial Average(D)         +10.60%   -15.01%      -16.45%
NASDAQ Composite(E)                     +13.95%   -31.53%      -66.33%
Lipper Diversified Equity Funds(F)       +5.86%   -22.42%      -30.89%

  Our Fund had a terrific fourth quarter, rising just over 19%. The S&P 500 rose 8.44%, and the average equity fund rose 5.86%. For the year, our net asset value fell 14.58%, compared to the market's decline of 22.10%. Most equity funds had declines greater than that of the S&P 500.

  Although our relative results are fine, our absolute results are not. In the two years since the Fund started, we have lost 7.1% per year on average. We have managed to beat both the market and the average return of the Lipper Diversified Equity Funds in the past calendar year, but shareholders have not made any money, which is the point, after all.

  The past year was in many ways a continuation of the dominant trends since the peak of the market in the spring of 2000. Investors who had embraced risk in the late 1990s became increasingly risk averse as stocks declined, using each counter trend rally to reduce their exposure to stocks in favor of bonds, or to shift to safer, less volatile stocks and away from those perceived as too exposed to the areas of the market with the greatest problems. "Economic uncertainties" and "poor visibility" were the usual culprits blamed for the market's troubles, as if the economic outlook had ever exhibited certainty, or as if corporations were now trying to navigate through an unusual business weather pattern that obscured their normal ability to foresee the future with great clarity.

  If I am right, though, the trends of the past three years reversed early in the fourth quarter of 2002. The path of least resistance for stocks since October 9 has been higher. Markets exhibit what the professors call sensitive dependence on initial conditions, which is why the answer to almost every investment question is, "it depends." The conditions in early October were those of low valuation and extreme pessimism. Over 90% of the stocks and 100% of the market's sectors declined in the third quarter. Stocks were poised to reverse course and did in conjunction with the Fed's 50 basis point rate cut and Fed Governor Ben Bernanke's remarkable speech of November 21 on the central bank's ability to effectively deal with deflation. Deflation had been a persistent concern of the market due both to Japan's experience and worries that our economy was exhibiting early signs of that malaise.

  The market rally caught most managers by surprise, which was no surprise. Only about 20% of managers beat the market in the fourth quarter, the lowest percentage of the year. Our results in the fourth quarter were so strong only because most other managers were not positioned for a rally. As I wrote early last year, we expected the market and economy to improve (we were wrong about the market) and were so positioned. That served us well in the fourth quarter, and not so well in the preceding two quarters.

  After the weakest December in 70 years, the market resumed its upward course in the first two weeks of January before retreating as investors worried about conflict with Iraq. I think it will take some time for investors to believe

---------------

(A) The inception date of the Opportunity Trust Institutional Class is June 26, 2000. Index returns are for periods beginning June 30, 2000.

(B) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not indicate future performance.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(E) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(F) Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

the polarity of the market has changed from negative to positive, but I would be surprised if we did not finally have a positive year in 2003. Predestination, though, has been mostly out of favor since Calvin, and so a positive year is not foreordained, even if I think it highly probable.

  Our portfolio remains quite concentrated compared with most, and also has lower turnover. The top ten positions make up 56% of the assets, and the top 20 cover 81%. It is an eclectic group, with most of the stocks in the so-called mid-cap group. Seventy percent of our holdings have market capitalizations of $10 billion or less. I have no a priori view about how the portfolio will look in twelve months. Our flexibility gives us the opportunity to invest more broadly than many other funds, but there is no point in trying to compete where you have no competitive advantage. We have the capability to move quickly when we see an opportunity, as happened with our investment in Level 3 last year. We intend to be patient and see how things evolve.

  As always, we appreciate your support and welcome your comments.

                                          Bill Miller, CFA

January 22, 2003
DJIA 8318.73

Performance Information

Legg Mason Opportunity Trust

Performance Comparison of a $1,000,000 Investment as of December 31, 2002

  The following graph compares the Fund's total returns to the S&P 500 Stock Composite Index. The graph illustrates the cumulative total return of an initial $1,000,000 investment made at the Fund's inception (June 26, 2000). The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the index's results assume reinvestment of all dividends and distributions.

  Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The Fund has two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders.

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -14.58%           -14.58%
  Life of
    Class(+)          -16.85%            -7.07%
  -------------------------------------------------
  (+) Inception date: June 26, 2000
  -------------------------------------------------

[PERFORMANCE CHART]

                                                                                                   STANDARD & POOR'S 500 STOCK
                                                             OPPORTUNITY TRUST - PRIMARY CLASS          COMPOSITE INDEX(A)
                                                             ---------------------------------     ---------------------------
6/26/00                                                               1000000.00
6/30/00                                                                992345.00                          1000000.00
9/30/00                                                               1052630.00                           990300.00
12/31/00                                                               946163.00                           912800.00
3/31/01                                                               1001180.00                           804600.00
6/30/01                                                               1119090.00                           851700.00
9/30/01                                                                790926.00                           726700.00
12/31/01                                                               973400.00                           804300.00
3/31/02                                                               1045070.00                           806500.00
6/30/02                                                                850985.00                           698500.00
9/30/02                                                                696713.00                           577800.00
12/31/02                                                               831500.00                           626600.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning June 30, 2000.

SELECTED PORTFOLIO PERFORMANCE(B)

 Stronger performers for the year ended December 31, 2002(C)
-------------------------------------------------------------
   1.    TALK America Holdings, Inc.                +355.3%
   2.    Providian Financial Corporation             +82.8%
   3.    Amazon.com, Inc.                            +74.6%
   4.    Amazon.com, Inc., Cv., 4.75%, due
           2/1/09                                    +49.0%
   5.    Level 3 Communications, Inc., 9.125%,
           due 5/1/08                                +28.0%
   6.    Oxford Health Plans, Inc.                   +20.9%
   7.    Devon Energy Corporation                    +19.3%
   8.    Pinnacle Entertainment, Inc.                +14.9%
   9.    Cott Corporation                            +12.0%
  10.    Washington Mutual, Inc.                      +8.8%

Weaker performers for the year ended December 31, 2002(C)
----------------------------------------------------------
  1.    AmeriCredit Corp.                         -75.5%
  2.    Broadwing Inc.                            -63.0%
  3.    Gateway, Inc.                             -61.0%
  4.    Research In Motion Limited                -44.7%
  5.    UnumProvident Corporation                 -32.1%
  6.    Abercrombie & Fitch Co.                   -22.9%
  7.    Unisys Corporation                        -21.1%
  8.    Acxiom Corporation                        -12.0%
  9.    Omnicare, Inc.                             -3.9%
 10.    Pentair, Inc.                              -3.5%

PORTFOLIO CHANGES

    Securities added during the 4th quarter 2002
----------------------------------------------------
Aon Corporation
FBR Asset Investment Corporation
Wynn Resorts, Limited
Wynn Resorts, Limited, 12%, due 11/1/10

    Securities sold during the 4th quarter 2002
----------------------------------------------------
Broadwing Inc., Cv., 6.7%
eSpeed, Inc.
Providian Financial Corporation, Cv., 0%,
  2/15/21
Symantec Corporation

---------------

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.
(C) Securities held for the entire year.

Statement of Net Assets

December 31, 2002
(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                                             Shares/Par                     Value
--------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 77.7%

Consumer Discretionary -- 11.7%
  Hotels, Restaurants and Leisure -- 1.5%
  Pinnacle Entertainment, Inc.                                                    1,750                   $   12,128(A,B)
  Wynn Resorts, Limited                                                             700                        9,177(A)
                                                                                                          ----------
                                                                                                              21,305
                                                                                                          ----------
  Internet and Catalog Retail -- 6.8%
  Amazon.com, Inc.                                                                5,200                       98,228(A)
                                                                                                          ----------
  Media -- 0.6%
  Gemstar-TV Guide International, Inc.                                            2,700                        8,775(A)
                                                                                                          ----------
  Specialty Retail -- 2.8%
  Abercrombie & Fitch Co.                                                         2,000                       40,920(A)
                                                                                                          ----------
Consumer Staples -- 3.1%
  Beverages -- 3.1%
  Cott Corporation                                                                2,500                       44,550(A)
                                                                                                          ----------
Energy -- 0.8%
  Oil and Gas -- 0.8%
  Devon Energy Corporation                                                          250                       11,475
                                                                                                          ----------
Financials -- 17.6%
  Banks -- 1.9%
  Washington Mutual, Inc.                                                           800                       27,624
                                                                                                          ----------
  Diversified Financials -- 12.0%
  AmeriCredit Corp.                                                               5,880                       45,511(A)
  CIT Group Inc.                                                                  1,500                       29,400(A)
  FBR Asset Investment Corporation                                                1,000                       33,900
  Providian Financial Corporation                                                10,000                       64,900(A)
                                                                                                          ----------
                                                                                                             173,711
                                                                                                          ----------
  Insurance -- 3.7%
  Aon Corporation                                                                 1,300                       24,557
  UnumProvident Corporation                                                       1,600                       28,064
                                                                                                          ----------
                                                                                                              52,621
                                                                                                          ----------
Health Care -- 4.1%
  Health Care Distributors and Services -- 4.1%
  Omnicare, Inc.                                                                  1,900                       45,277
  Oxford Health Plans, Inc.                                                         400                       14,580(A)
                                                                                                          ----------
                                                                                                              59,857
                                                                                                          ----------

                                                                             Shares/Par                     Value
--------------------------------------------------------------------------------------------------------------------
Industrials -- 13.1%
  Commercial Services and Supplies -- 2.5%
  Republic Services, Inc.                                                         1,748                   $   36,667(A)
                                                                                                          ----------
  Industrial Conglomerates -- 8.3%
  Tyco International Ltd.                                                         7,000                      119,560
                                                                                                          ----------
  Machinery -- 2.3%
  Pentair, Inc.                                                                     966                       33,385
                                                                                                          ----------
Information Technology -- 14.3%
  Communications Equipment -- 1.8%
  Research In Motion Limited                                                      2,000                       26,240(A)
                                                                                                          ----------
  Computers and Peripherals -- 1.7%
  Gateway, Inc.                                                                   7,900                       24,806(A)
                                                                                                          ----------
  Internet Software and Services -- 2.9%
  VeriSign, Inc.                                                                  5,200                       41,704(A)
                                                                                                          ----------
  IT Consulting and Services -- 5.9%
  Acxiom Corporation                                                              3,000                       46,140(A)
  Unisys Corporation                                                              3,980                       39,402(A)
                                                                                                          ----------
                                                                                                              85,542
                                                                                                          ----------
  Software -- 2.0%
  Computer Associates International, Inc.                                         2,100                       28,350
                                                                                                          ----------
Limited Partnerships -- 1.5%
  Davis Partners Fund I LLP                                                       2,895                        2,809(C)
  Hygrove Capital Fund                                                           10,000                        9,518(C)
  Omega Capital Partners Limited                                                 10,000                        9,099(C)
                                                                                                          ----------
                                                                                                              21,426
                                                                                                          ----------
Telecommunication Services -- 10.0%
  Diversified Telecommunication Services -- 10.0%
  Broadwing Inc.                                                                 14,944                       52,603(A,B)
  Level 3 Communications, Inc.                                                   17,500                       85,750(A)
  TALK America Holdings, Inc.                                                     1,231                        6,892(A)
                                                                                                          ----------
                                                                                                             145,245
                                                                                                          ----------
Utilities -- 1.5%
  Electric Utilities -- 1.5%
  The AES Corporation                                                             7,000                       21,140(A)
                                                                                                          ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,382,847)                                    1,123,131
--------------------------------------------------------------------------------------------------------------------

                                                                             Shares/Par                     Value
--------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 21.6%
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                                       $126,500                   $   92,819
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                                         20,000                       14,675(D)
Level 3 Communications, Inc., 9.125%, due 5/1/08                                150,000                       96,000
Level 3 Communications, Inc., Cv., 9%, due 7/15/12                               50,000                       77,375
TALK America Holdings, Inc., Cv., 12%, due 8/15/07                               24,401                       16,471(E)
Wynn Resorts, Limited, 12%, due 11/1/10                                          15,000                       15,150
                                                                                                          ----------
Total Corporate and Other Bonds (Identified Cost -- $253,103)                                                312,490
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.9%

Goldman, Sachs & Company
  1.2%, dated 12/31/02, to be repurchased at $6,141 on
  1/2/03 (Collateral: $6,006 Freddie Mac mortgage-backed
  securities, 6.5%, due 8/1/32, value $6,296)                                     6,140                        6,140

J.P. Morgan Chase & Co.
  1.2%, dated 12/31/02, to be repurchased at $6,141 on
  1/2/03 (Collateral: $4,908 Fannie Mae notes, 7.25%, due
  5/15/30, value $6,272)                                                          6,141                        6,141
                                                                                                          ----------
Total Repurchase Agreements (Identified Cost -- $12,281)                                                      12,281
--------------------------------------------------------------------------------------------------------------------
Total Investments -- 100.2% (Identified Cost -- $1,648,231)                                                1,447,902
Other Assets Less Liabilities -- (0.2)%                                                                       (3,007)
                                                                                                          ----------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  171,714 Primary Class shares outstanding                                   $1,821,664
    3,841 Institutional Class shares outstanding                                 40,121
Accumulated net investment income/(loss)                                         13,403
Accumulated net realized gain/(loss) on investments                            (229,964)
Unrealized appreciation/(depreciation) of investments                          (200,329)
                                                                             ----------

NET ASSETS -- 100.0%                                                                                      $1,444,895
                                                                                                          ==========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                                $8.23
                                                                                                          ==========
  INSTITUTIONAL CLASS                                                                                          $8.21
                                                                                                          ==========
--------------------------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2002, the total market value of Affiliated Companies was $64,731, and the identified cost was $124,580.

(C) Investment in a limited partnership organized under the laws of the State of Delaware. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

                                 Acquisition Date    Cost     Value
                                 ----------------   -------   ------
Davis Partners Fund I LLP         November 2001     $ 2,895   $2,809
Hygrove Capital Fund              May 2002           10,000    9,518
Omega Capital Partners Limited    June 2002          10,000    9,099

(D) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 1% of net assets.

(E) Pay-in-Kind ("PIK") security -- A bond in which interest during the initial few years is paid in additional PIK securities rather than in cash.

See notes to financial statements.

Statement of Operations

For the Year Ended December 31, 2002
(Amounts in Thousands)

Legg Mason Opportunity Trust

---------------------------------------------------------------------------------------------------
Investment Income:

Dividends
  Affiliated companies                                        $      34
  Other dividends                                                 6,344

Interest
  Affiliated companies                                           26,653
  Other interest                                                 14,419
                                                              ---------
      Total income                                                                        $  47,450
                                                                                          ---------

Expenses:

Investment advisory fee                                          12,419
Distribution and service fees                                    15,903(A)
Audit and legal fees                                                 79
Custodian fee                                                       255
Directors' fees and expenses                                         22
Interest expense                                                    440(B)
Registration expense                                                 57
Reports to shareholders                                             253
Transfer agent and shareholder servicing expense                  1,287(A)
Other expenses                                                      434
                                                              ---------
                                                                 31,149
      Less reimbursements by third parties                         (169)(A)
                                                              ---------
      Total expenses, net of reimbursements                                                  30,980
                                                                                          ---------
NET INVESTMENT INCOME/(LOSS)                                                                 16,470
                                                                                          ---------

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on:
      Investments and foreign currency transactions            (156,104)(C)
      Securities sold short                                       3,751
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                (161,141)
                                                              ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND SECURITIES
  SOLD SHORT                                                                               (313,494)
---------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                            $(297,024)
---------------------------------------------------------------------------------------------------

(A) See Note 1 to financial statements.

(B) See Note 5 to financial statements.

(C) Includes $25,226 of realized loss on sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                                         For the Years Ended
                                                              -----------------------------------------
                                                                   12/31/02              12/31/01
-------------------------------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                                      $   16,470            $    7,124

Net realized gain/(loss) on investments and foreign currency
  transactions                                                      (152,353)              (54,399)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                     (161,141)               17,435
-------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                      (297,024)              (29,840)

Distributions to shareholder from:
  Net investment income:
      Primary Class                                                   (8,597)               (6,242)
      Institutional Class                                               (556)                 (384)

Change in net assets from Fund share transactions:
      Primary Class                                                   (3,581)              636,485
      Institutional Class                                              6,375                19,817
-------------------------------------------------------------------------------------------------------
Change in net assets                                                (303,383)              619,836

Net Assets:

Beginning of year                                                  1,748,278             1,128,442
-------------------------------------------------------------------------------------------------------
End of year                                                       $1,444,895            $1,748,278
-------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                        $   13,403            $    3,158
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Opportunity Trust

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                      YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------
                                                                 2002           2001         2000(A)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $9.78          $9.63         $10.45
                                                            --------------------------------------------
Investment operations:
  Net investment income/(loss)                                     .18            .12(B)         .03
  Net realized and unrealized gain/(loss) on investments         (1.60)           .15(B)        (.59)
                                                            --------------------------------------------
  Total from investment operations                               (1.42)           .27           (.56)
                                                            --------------------------------------------
Distributions:
  From net investment income                                      (.15)          (.12)          (.12)
  From net realized gain on investments                            --             --            (.14)
                                                            --------------------------------------------
  Total distributions                                             (.15)          (.12)          (.26)
                                                            --------------------------------------------
Net asset value, end of year                                     $8.21          $9.78          $9.63
                                                            ============================================
Ratios/supplemental data:
  Total return                                                  (14.58)%         2.88%        (5.38)%(C)
  Expenses to average net assets                                   .91%           .87%           .91%(D)
  Net investment income/(loss) to average net assets              2.05%          1.45%(B)        .92%(D)
  Portfolio turnover rate                                        44.4%          59.6%          25.9%
  Net assets, end of year (in thousands)                    $31,523        $30,995        $12,816
--------------------------------------------------------------------------------------------------------

(A) For the period June 26, 2000 (commencement of operations) to December 31, 2000.

(B) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended December 31, 2001, was an increase in net investment income per share of $.07, a decrease in net realized and unrealized gain/(loss) per share of $.07, and an increase in the ratio of net investment income/(loss) to average net assets from 0.62% to 1.45%. Per share data and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in accounting.

(C) Not annualized.

(D) Annualized.

See notes to financial statements.

Notes to Financial Statements

Legg Mason Opportunity Trust
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Investment Trust, Inc. ("Corporation"), consisting of the Legg Mason Opportunity Trust ("Fund"), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended December 31, 2002, transfer agent and shareholder servicing expenses were as follows: Primary Class, $1,272; Institutional Class, $15.

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

  At December 31, 2002, receivables for securities sold and payables for securities purchased were as follows:

         Receivable for              Payable for
         Securities Sold         Securities Purchased
         --------------------------------------------
             $9,055                      $ --

  For the year ended December 31, 2002, investment transactions (excluding short-term investments) were as follows:

         Purchases         Proceeds From Sales
         -------------------------------------
         $761,528               $707,004

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the

--------------------------------------------------------------------------------

fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reimbursements by Third Parties

  The Fund has entered into a directed brokerage agreement with State Street Bank. Under the agreement, State Street Bank will reimburse the Fund a percentage of commissions generated. During the year ended December 31, 2002, these payments amounted to $169 and were used to offset Fund expenses.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Short Sales

  The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. At December 31, 2002, the Fund had no short positions.

Illiquid and Restricted Securities

  The Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed "illiquid" if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At December 31, 2002, 1.5% of the Fund's net assets were deemed restricted.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended December 31, 2002 and 2001, were characterized as follows for tax purposes:

                                 For the Years Ended
                                    December 31,
                                ---------------------
                                 2002           2001
-----------------------------------------------------
Ordinary income                 $9,153         $6,626
                                ------         ------
Total distributions             $9,153         $6,626
                                ======         ======

--------------------------------------------------------------------------------

  The tax basis components of net assets at December 31, 2002, were as follows:

Unrealized appreciation                                    $  252,424
Unrealized depreciation                                      (443,572)
                                                           ----------
Net unrealized appreciation/(depreciation)                   (191,148)
Undistributed ordinary income                                     739
Capital loss carryforwards                                   (226,481)
Paid-in capital                                             1,861,785
                                                           ----------
Net assets                                                 $1,444,895
                                                           ==========

  The difference between book and tax basis unrealized depreciation is primarily due to the tax deferral of wash sale losses and tax treatment of market discount on certain debt instruments.

  The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. Unused capital loss carryforwards for federal income tax purposes at December 31, 2002, were as follows:

         Expiration
            Date             Amount
         ---------------------------
            2009            $ 47,870
            2010             178,611

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2002, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to the tax treatment of market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

         Undistributed net investment income         $ 2,928
         Accumulated realized gain/(loss)             (2,928)

  At December 31, 2002, the cost of investments for federal income tax purposes was $1,638,873.

3. Transactions With Affiliates:

  The Fund has an investment management agreement with LMM, LLC ("LMM"). For its services to the Fund, LMM receives a management fee, calculated daily and payable monthly, at annual rates of the Fund's average daily net assets. Under the terms of the investment management agreement, LMM has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of average daily net assets until April 30, 2003, as shown in the following chart:

                                                                         At
                                                                  December 31, 2002
                                                                  -----------------
                       Management        Asset        Expense        Management
                          Fee         Breakpoint     Limitation     Fees Payable
-----------------------------------------------------------------------------------
Primary Class            1.00%      $0-$100 million    1.99%            $952
                                     in excess of
                                     $100 million
                         0.75%
Institutional Class      1.00%      $0-$100 million    0.99%              21
                                     in excess of
                                     $100 million
                         0.75%

  Legg Mason Funds Management, Inc. ("LMFM") serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMFM's services to the Fund, LMM (not the Fund) pays LMFM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to

--------------------------------------------------------------------------------

$100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million. For the year ended December 31, 2002, LMFM received $861.

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA's services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                At December 31, 2002
                                              ------------------------
         Distribution         Service         Distribution and Service
             Fee                Fee                 Fees Payable
         -------------------------------------------------------------
            0.75%              0.25%                   $1,241

  The Fund paid $9 in brokerage commissions to Legg Mason for the year ended December 31, 2002.

  LM Fund Services, Inc. has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $443 for the year ended December 31, 2002.

  LMM, LMFM, LMFA and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the company's voting securities. Transactions during the period in securities of companies which are or were affiliated are as follows:

                                                 Purchased                 Sold           Dividend/
                                Value at   ---------------------   --------------------   Interest    Value at    Realized
                                12/31/01     Cost     Shares/Par    Cost     Shares/Par    Income     12/31/02   Gain/(Loss)
----------------------------------------------------------------------------------------------------------------------------
Broadwing Inc.                  $     --   $ 58,234      9,784     $   578        40       $    34    $52,603     $   (117)
Cott Corporation                  69,232        995         60      10,708     1,914            --         --      (25,699)(A)
Level 3 Communications, Inc.     168,425     56,049     63,150      10,114     2,500        21,486         --        2,932(A)
Pinnacle Entertainment, Inc.      10,854         --         --         549        50            --     12,128         (202)
TALK America Holdings, Inc.        8,227         --         --       8,859     3,681         5,167         --       (2,140)(A)
                                --------   --------     ------     -------     -----       -------    -------     --------
                                $256,738   $115,278     72,994     $30,808     8,185       $26,687    $64,731     $(25,226)
                                ========   ========     ======     =======     =====       =======    =======     ========

---------------

(A) As a result of the Fund reducing or eliminating its investment in this security, the company is no longer an affiliated company.

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended December 31, 2002, the Fund had no borrowings under the Credit Agreement.

  The Fund may borrow for investment purposes, also known as "leveraging," from a separate $100 million line of credit ("Leveraging Credit Agreement") expiring May 2, 2003. Leverage is the ability to get a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.

  For the period July 1, 2002 (date of initial borrowing) through December 31, 2002, the Fund had average borrowings of $33.9 million at an average annual interest rate of 2.6%. As of December 31, 2002, $15 million is outstanding.

--------------------------------------------------------------------------------

6. Fund Share Transactions:

  At December 31, 2002, there were 300,000 and 100,000 shares authorized at $0.001 par value for the Primary Class and Institutional Class, respectively, of the Fund. Share transactions were as follows:

                                                      Reinvestment
                                      Sold          of Distributions
                                -----------------   -----------------
                                Shares    Amount    Shares    Amount
---------------------------------------------------------------------
-- Primary Class
  Year Ended Dec. 31, 2002      60,327   $524,413    1,009    $8,425
  Year Ended Dec. 31, 2001      87,388    909,024      651     6,164
-- Institutional Class
  Year Ended Dec. 31, 2002       1,226   $ 11,231       67    $  556
  Year Ended Dec. 31, 2001       4,026     42,117       40       384
---------------------------------------------------------------------

                                    Repurchased          Net Change
                                -------------------   -----------------
                                Shares     Amount     Shares    Amount
-----------------------------------------------------------------------
-- Primary Class
  Year Ended Dec. 31, 2002      (64,901)  $(536,419)  (3,565)  $ (3,581)
  Year Ended Dec. 31, 2001      (28,357)   (278,703)  59,682    636,485
-- Institutional Class
  Year Ended Dec. 31, 2002         (620)  $  (5,412)     673   $  6,375
  Year Ended Dec. 31, 2001       (2,229)    (22,684)   1,837     19,817
-----------------------------------------------------------------------

Report of Independent Auditors

To the Shareholders and Board of Directors
Legg Mason Investment Trust, Inc. -- Legg Mason Opportunity Trust

  We have audited the accompanying statement of net assets of Legg Mason Opportunity Trust (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Institutional Class) for each of the two years in the period then ended and for the period June 26, 2000 (commencement of operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Opportunity Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights (Institutional Class) for each of the two years in the period then ended and for the period June 26, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                          [Ernst & Young LLP]

Philadelphia, Pennsylvania
January 31, 2003

Special Meeting of Shareholders

  A Special Meeting of Shareholders of the Fund was held on October 30, 2002, at which the following actions were taken:

  Proposal 1: To elect a Board of Directors:

                                                              AFFIRMATIVE   WITHHELD
                                                              -----------   --------
    John F. Curley, Jr......................................    92,570       4,240
    Mark R. Fetting.........................................    92,579       4,231
    Richard G. Gilmore......................................    92,365       4,445
    Arnold L. Lehman........................................    92,346       4,464
    Robin J.W. Masters......................................    92,454       4,356
    Jill E. McGovern........................................    92,512       4,298
    Arthur S. Mehlman.......................................    92,462       4,348
    Jennifer W. Murphy......................................    92,582       4,228
    G. Peter O'Brien........................................    92,593       4,216
    S. Ford Rowan...........................................    92,605       4,205

  Proposal 2a: To modify the fundamental investment restriction on borrowing money:

    Affirmative.............................................    89,384
    Against.................................................     3,630
    Abstain.................................................     3,655
    Broker non-votes........................................       141

  Proposal 2b: To modify the fundamental investment restriction on underwriting securities:

    Affirmative.............................................    89,466
    Against.................................................     3,551
    Abstain.................................................     3,652
    Broker non-votes........................................       141

  Proposal 2c: To modify the fundamental investment restriction on lending:

    Affirmative.............................................    89,356
    Against.................................................     3,657
    Abstain.................................................     3,656
    Broker non-votes........................................       141

  Proposal 2d: To modify the fundamental investment restriction on issuing senior securities:

    Affirmative.............................................    89,439
    Against.................................................     3,574
    Abstain.................................................     3,656
    Broker non-votes........................................       141

  Proposal 2e: To modify the fundamental investment restriction on real estate investments:

    Affirmative.............................................    89,475
    Against.................................................     3,538
    Abstain.................................................     3,656
    Broker non-votes........................................       141

  Proposal 2f: To modify the investment restriction on investing in commodities:

    Affirmative.............................................    89,280
    Against.................................................     3,730
    Abstain.................................................     3,659
    Broker non-votes........................................       141

  Proposal 2g: To modify the fundamental investment restriction on industry concentration:

    Affirmative.............................................    89,491
    Against.................................................     3,525
    Abstain.................................................     3,653
    Broker non-votes........................................       141

  Proposal 3: To change the Fund's investment objective from fundamental to non-fundamental:

    Affirmative.............................................    86,537
    Against.................................................     5,340
    Abstain.................................................     4,792
    Broker non-votes........................................       141

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

 ----------------------------------------------------------------------------------------------
                                     TERM OF
                                     OFFICE
                                       AND
                      POSITION(S)    LENGTH                                          OTHER
                       HELD WITH     OF TIME      NUMBER OF LEGG MASON FUNDS     DIRECTORSHIPS
    NAME AND AGE         FUNDS      SERVED(A)              OVERSEEN                  HELD
 ----------------------------------------------------------------------------------------------
 Curley, John F.,      Chairman     Since       Chairman and Director/Trustee   None
 Jr.(B)                and          1999        of all Legg Mason funds
 Age 63                Director                 (consisting of 23 portfolios).
 ----------------------------------------------------------------------------------------------
 Fetting, Mark R.(C)   President    President   President and Director/Trustee  Director of the
 Age 48                and          since       of all Legg Mason funds         Royce Family of
                       Director     2001;       (consisting of 23 portfolios).  Funds
                                    Director                                    (consisting of
                                    since                                       17 portfolios).
                                    2002
 ----------------------------------------------------------------------------------------------
 Gilmore, Richard G.   Director     Since       Director/Trustee of all Legg    None
 Age 75                             1999        Mason funds (consisting of 23
                                                portfolios).
 ----------------------------------------------------------------------------------------------
 Lehman, Arnold L.     Director     Since       Director/Trustee of all Legg    None
 Age 58                             1999        Mason funds (consisting of 23
                                                portfolios).
 ----------------------------------------------------------------------------------------------
 Masters, Robin J.W.   Director     Since       Director/Trustee of all Legg    None
 Age 46                             2002        Mason funds (consisting of 23
                                                portfolios).
 ----------------------------------------------------------------------------------------------
 McGovern, Jill E.     Director     Since       Director/Trustee of all Legg    None
 Age 58                             1999        Mason funds (consisting of 23
                                                portfolios).
 ----------------------------------------------------------------------------------------------

 -------------------  --------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE            DURING THE PAST FIVE YEARS
 -------------------  --------------------------------------
 Curley, John F.,     Director and/or officer of various
 Jr.(B)               Legg Mason affiliates. Formerly: Vice
 Age 63               Chairman and Director of Legg Mason,
                      Inc. and Legg Mason Wood Walker,
                      Incorporated; Director of Legg Mason
                      Fund Adviser, Inc. and Western Asset
                      Management Company (each a registered
                      investment adviser).
 -------------------
 Fetting, Mark R.(C)  Executive Vice President of Legg
 Age 48               Mason, Inc.; Director and/or officer
                      of various Legg Mason affiliates since
                      2000. Formerly: Division President and
                      Senior Officer of Prudential Financial
                      Group, Inc. and related companies,
                      including fund boards and consulting
                      services to subsidiary companies
                      (1991-2000); Partner, Greenwich
                      Associates; Vice President, T. Rowe
                      Price Group, Inc.
 -------------------
 Gilmore, Richard G.  Retired. Trustee of Pacor Settlement
 Age 75               Trust, Inc. since 1990. Formerly:
                      Director of CSS Industries, Inc.
                      (diversified holding company that
                      makes seasonal decorative products);
                      Senior Vice President, Chief Financial
                      Officer and Director of PECO Energy
                      Co., Inc. (now Exelon Corporation).
 -------------------
 Lehman, Arnold L.    Director of The Brooklyn Museum of Art
 Age 58               since 1997. Formerly: Director of The
                      Baltimore Museum of Art (1979-1997).
 -------------------
 Masters, Robin J.W.  Retired. Director of The Family
 Age 46               Learning Centre (non-profit) since
                      1996; Director of Bermuda SMARTRISK
                      (non-profit) since 2001. Formerly:
                      Chief Investment Officer of ACE
                      Limited (insurance).
 -------------------
 McGovern, Jill E.    Chief Executive Officer of The Marrow
 Age 58               Foundation since 1993. Formerly:
                      Executive Director of the Baltimore
                      International Festival (1991-1993);
                      Senior Assistant to the President of
                      The Johns Hopkins University
                      (1986-1990).
 -------------------

 ----------------------------------------------------------------------------------------------
                                     TERM OF
                                     OFFICE
                                       AND
                      POSITION(S)    LENGTH                                          OTHER
                       HELD WITH     OF TIME      NUMBER OF LEGG MASON FUNDS     DIRECTORSHIPS
    NAME AND AGE         FUNDS      SERVED(A)              OVERSEEN                  HELD
 ----------------------------------------------------------------------------------------------
 Mehlman, Arthur S.    Director     Since       Director/Trustee of all Legg    None
 Age 60                             2002        Mason funds (consisting of 23
                                                portfolios).
 ----------------------------------------------------------------------------------------------
 Murphy, Jennifer      Director     Since       Director of Legg Mason          None
 W.(D)                              1999        Investment Trust, Inc.
 Age 38
 ----------------------------------------------------------------------------------------------
 O'Brien, G. Peter     Director     Since       Director/Trustee of all Legg    Director of the
 Age 57                             1999        Mason funds (consisting of 23   Royce Family of
                                                portfolios).                    Funds
                                                                                (consisting of
                                                                                17 portfolios);
                                                                                Director of
                                                                                Renaissance
                                                                                Capital
                                                                                Greenwich
                                                                                Funds.
 ----------------------------------------------------------------------------------------------
 Rowan, S. Ford        Director     Since       Director/Trustee of all Legg    None
 Age 59                             2002        Mason funds (consisting of 23
                                                portfolios).
 ----------------------------------------------------------------------------------------------
 Duffy, Marc R.(E)     Vice         Since       Vice President and Secretary    None
 Age 45                President    2000        of all Legg Mason funds
                       and                      (consisting of 23 portfolios).
                       Secretary
 ----------------------------------------------------------------------------------------------

 -------------------  --------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE            DURING THE PAST FIVE YEARS
 -------------------  --------------------------------------
 Mehlman, Arthur S.   Retired. Director of Maryland Business
 Age 60               Roundtable for Education (non-profit);
                      Director of University of Maryland
                      College Park Foundation (non-profit)
                      since 1998. Formerly: Partner, KPMG
                      LLP (international accounting firm).
 -------------------
 Murphy, Jennifer     Chief Operations Officer of LMM, LLC
 W.(D)                since 1999; Senior Vice President,
 Age 38               COO, CFO and Director of Legg Mason
                      Funds Management, Inc. since 1998.
                      Formerly: Director of Special
                      Projects, Legg Mason, Inc.
                      (1995-1998).
 -------------------
 O'Brien, G. Peter    Trustee of Colgate University and
 Age 57               President of Hill House, Inc.
                      (residential home care). Formerly:
                      Managing Director, Equity Capital
                      Markets Group of Merrill Lynch & Co.
                      (1971-1999).

 -------------------
 Rowan, S. Ford       Consultant, Rowan & Blewitt Inc.
 Age 59               (management consulting); Adjunct
                      Professor, George Washington
                      University since 2000; Director of
                      Santa Fe Institute (scientific
                      research institute) since 1999;
                      Director of Annapolis Center for
                      Science-Based Public Policy since
                      1995.
 -------------------
 Duffy, Marc R.(E)    Vice President and Secretary of Legg
 Age 45               Mason Fund Adviser, Inc. since 2000;
                      Associate General Counsel of Legg
                      Mason Wood Walker, Incorporated since
                      1999. Formerly: Senior Associate,
                      Kirkpatrick & Lockhart LLP
                      (1996-1999); Senior Counsel,
                      Securities and Exchange Commission,
                      Division of Investment Management
                      (1989-1995).
 -------------------

 ----------------------------------------------------------------------------------------------
                                     TERM OF
                                     OFFICE
                                       AND
                      POSITION(S)    LENGTH                                          OTHER
                       HELD WITH     OF TIME      NUMBER OF LEGG MASON FUNDS     DIRECTORSHIPS
    NAME AND AGE         FUNDS      SERVED(A)              OVERSEEN                  HELD
 ----------------------------------------------------------------------------------------------
 Karpinski, Marie      Vice         Since       Vice President and Treasurer    None
 K.(E)                 President    1999        of all Legg Mason funds
 Age 54                and                      (consisting of 23 portfolios).
                       Treasurer
 ----------------------------------------------------------------------------------------------

 -------------------  --------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE            DURING THE PAST FIVE YEARS
 -------------------  --------------------------------------
 Karpinski, Marie     Vice President and Treasurer of Legg
 K.(E)                Mason Fund Adviser, Inc. and Western
 Age 54               Asset Funds, Inc.; Treasurer of
                      Pacific American Income Shares, Inc.
                      and Western Asset Premier Bond Fund.
 -------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Ms. Murphy is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Funds Management, Inc., an investment adviser to the Corporation.

(E) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

            ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

               EQUITY FUNDS:                                   SPECIALTY FUNDS:
Value Trust                                   Balanced Trust
Special Investment Trust                      Financial Services Fund
American Leading Companies Trust              Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

               GLOBAL FUNDS:                                 TAXABLE BOND FUNDS:
Global Income Trust                           U.S. Government Intermediate-Term Portfolio
Europe Fund                                   Investment Grade Income Portfolio
International Equity Trust                    High Yield Portfolio
Emerging Markets Trust

            TAX-FREE BOND FUNDS:                             MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust       U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                Cash Reserve Trust
Pennsylvania Tax-Free Income Trust            Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please call 1-888-425-6432 or visit www.leggmasoninstitutionalfunds.com. Read the prospectus carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                              Investment Manager



                              LMM, LLC
                              Baltimore, MD

                              Investment Adviser



                              Legg Mason Funds Management, Inc.
                              Baltimore, MD

                              Board of Directors



                              John F. Curley, Jr., Chairman
                              Mark R. Fetting, President
                              Richard G. Gilmore
                              Arnold L. Lehman
                              Robin J.W. Masters
                              Dr. Jill E. McGovern
                              Arthur S. Mehlman
                              Jennifer W. Murphy
                              G. Peter O'Brien
                              S. Ford Rowan

                              Transfer and Shareholder Servicing Agent



                              Boston Financial Data Services
                              Braintree, MA

                              Custodian



                              State Street Bank & Trust Company
                              Boston, MA

                              Counsel



                              Kirkpatrick & Lockhart LLP
                              Washington, DC

                              Independent Auditors



                              Ernst & Young LLP
                              Philadelphia, PA

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

2/03